SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------





                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 30, 1998



                             TARGET LOGISTICS, INC.
               (Exact name of Registrant as specified in charter)



                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)

                                     0-29754
                            (Commission File Number)

                                   11-3309110
                         (I.R.S. Employer Identification
                                     Number)



                              112 East 25th Street
                            Baltimore, Maryland 21218
                                 (410) 338-0127
(Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)


                        AMERTRANZ WORLDWIDE HOLDING CORP.

   (Former name or former address of Registrant, if changed since last report)













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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On November 30, 1998, at the Annual Meeting of Shareholders of Amertranz Worldwide Holding Corp. (the "Company"), a majority of the shareholders approved a proposal to change the name of the Company to Target Logisitcs, Inc. A copy of the Certificate of Amendment, as filed with the Delaware Secretary of State on November 30, 1998, is attached to this Current Report on Form 8-K as Exhibit 3.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit No.

3.1      Certificate of Incorporation of Registrant, as amended.

                                      - 1 -

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TARGET LOGISTICS, INC.


Date: December 21, 1998                     By:       /s/ Stuart Hettleman
                                               -------------------------------
                                               Stuart Hettleman, President











C75919.634

                                      - 2 -

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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
-------------------------------

3.1               Certificate of Incorporation of Registrant, as amended




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